Exhibit 32



CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
                                   ACT OF 2002

     I, Michael S. Pagnano, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of The World Golf League, Inc. on Form 10-QSB for the quarterly period ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of The World Golf League, Inc.

                                                  The World Golf League, Inc.
                                                  ---------------------------

DATED: August 21, 2006                           By: /s/ Michael S. Pagnano
                                                  -------------------------
                                                  Michael S. Pagnano
                                                  Chief Executive Officer and
                                                  Chief Financial Officer

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